U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 27, 2009

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                         20-4647578
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                             1809 East Broadway #125
                              Oviedo, Florida 32765
                    (Address of principal executive offices)

                                 (757) 572-9241
                           (Issuer's telephone number)

As used in this report, the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2009, we executed an Agreement for the Exchange of Common Stock between Motivation Advantage, Inc., a Florida corporation ("Motivation
Advantage") and its sole shareholder, Suzanne Winfield (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, Domark acquired the right, title, and interest of Motivation Advantage in and to all of the shares and assets of Motivation Advantage used exclusively in their business in return for common stock valued at Two Million Dollars ($2,000,000) based on a formula as described in the Agreement previously filed as Exhibit 10.1. In addition, for a period of five (5) years, commencing with the calendar year 2010, Suzanne Winfield shall be entitled to additional shares of common stock based on certain earn out provisions as described in the Agreement previously filed as Exhibit 10.1.

The Closing underlying the Agreement occurred on May 8, 2009.

Motivation Advantage, Inc. is a national travel incentive company offering individual incentive travel packages for small, medium and large companies. Motivation Advantage, Inc. offers travel incentives to organizations seeking to show appreciation to customers, motivate personnel or reward performance. The staff has more than 20 years of experience in travel and promoting the use of travel as an incentive reward for manufacturers, distributors and corporations throughout the country. Motivation Advantage offers programs as individual incentive travel awards, sweepstakes awards, and group incentive travel awards. The senior executives are seasoned professionals and are known throughout the industry for integrity and ethics.

The issuance of the securities above will be effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM  2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM  3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits

     10.1 Agreement for the Exchange of Common Stock by and between Motivation Advantage, Inc., a Florida corporation and its sole shareholder, Suzanne Winfield, dated April 27, 2009 (incorporated by reference to the Company's filing on Form 8-K as file with the Securities and exchange Commission on April 29, 2009)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DoMark International, Inc.


Date: May 12, 2009               By: /s/ R. Thomas Kidd
                                     -------------------------------------------
                                     R. Thomas Kidd
                                     Chief Executive Officer


                                       3